UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 24, 2004

                           NETWORTH TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-27842                     54-1778587
State or Other Jurisdiction        (Commission                (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)


          6499 NW 9TH AVENUE, SUITE 304, FORT LAUDERDALE, FLORIDA 33309
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 670-2300

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

     A press release was filed on November 23, 2004 to discuss a 1:10 reverse stock split approved by the Board of Directors of the registrant, by unanimous affirmative vote of the directors, to be effected by December 1, 2004. That reverse stock split became effective under Delaware law on March 10, 2005. (See the registrant's Current Report on Form 8-K dated March 9, 2005, which is incorporated herein by reference thereto.)

     Shares of common stock of the registrant have been issued and traded, and shares of Class A Non-Voting, Convertible Preferred Stock, $0.001 par value per share ("Class A Preferred") have been converted into shares of common stock of the registrant upon exercise of conversion rights of the holders of shares of Class A Preferred, on the basis that the reverse stock split became effective on December 16, 2004.


                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

         DATED:  MARCH 11, 2005


                                                 NETWORTH TECHNOLOGIES, INC.

                                                 By: /s/ L. Joshua Eikov
                                                     ------------------------
                                                     L. Joshua Eikov,
                                                     President, Chief
                                                     Executive Officer,
                                                     Secretary and
                                                     Treasurer